Exhibit 99.1
                                  CERTIFICATION
                                       OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officer of eNetpc, Inc. does hereby certify that:

     a) the Annual Report on Form 10-KSB of eNetpc, Inc. for the year ended February 28, 2003 (the "Report:) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of eNetpc, Inc.



Dated: June 13, 2003       /s/ Richard A. Pomije
                         -----------------------------------
                         Richard A. Pomije
                         Chief Executive Officer and Chief Financial Officer